FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                          December 16, 1999



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)















Item 5. Other Events

     On December 16, 1999, US Airways, Inc. (US Airways)(a wholly-owned subsidiary of US Airways Group, Inc.) provided certain forward-looking information to the investment community related to its aircraft fleet and selected operating and financial statistics (see Exhibit 99).

     Certain of the information contained in the letter to the investment community should be considered "forward-looking information" which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside of US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking information include: economic conditions, labor costs, aviation fuel costs, competitive pressures on pricing--particularly from lower-cost competitors, weather conditions, government legislation, consumer perceptions of US
Airways' products, demand for air transportation in the markets in which US Airways operates, disruptions relating to labor negotiations and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.




Item 7.   Financial Statements and Exhibits

(c)  Exhibit

Designation              Description
-----------              -----------

    99               Letter to investment community
                     dated December 16, 1999








                (this space intentionally left blank)


















                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                US Airways Group, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: December 16, 1999     By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)


                                US Airways, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: December 16, 1999     By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)














               (this space intentionally left blank)























Exhibit 99

                         December 16, 1999


Dear Analysts and Investors:

     Attached please find the US Airways Investor Update for the month of November and the Company's Fleet Plan Forecast for 1999, 2000 and 2001.

     Consistent with the October 7, 1999 US Airways Investor Update, US Airways' fleet growth plan will result in an anticipated increase in the Company's available seat miles (ASMs) of 8% to 10% for 2000 from our anticipated 1999 results, with approximately 3 percentage points of that growth coming from improved operational performance. Specifically, in the first quarter of 2000, we anticipate year-over-year capacity growth to be approximately 7.5%, with an 8% increase in domestic capacity and a 2% increase in international capacity. Likewise, in the second, third and fourth quarters of 2000 we anticipate ASM growth to be 7.5%, 10% and 10%, respectively. Those increases can be traced to anticipated ASM growth rates of 23% for international operations, 6% for domestic operations in the second quarter; 30% international, 7.5% domestic ASM growth in the third quarter; and 40% international, 6% domestic ASM growth in the fourth quarter.

     Our Airbus deliveries are used both to replace existing aircraft to simplify our fleet and to take advantage of profitable growth opportunities. Currently, we have the contractual ability to take delivery of 50 A320 family aircraft and 7 A330 aircraft in 2000; 49 A320 family aircraft and 5 A330 aircraft in 2001; 52 A320 family aircraft and 2 A330 aircraft in 2002; 62 A320 family aircraft in 2003; 42 A320 family aircraft in both 2004 and 2005; and 13 A320 family aircraft in 2006.

     I hope that you find the forecast useful in your analysis of the Company. As always, if you have any questions or comments on the materials provided, please do not hesitate to call me at 703-872-5009.


                         Very truly yours,



                         Kimberly A. Holland
                         Director, Investor Relations


Enclosures



Certain of the information discussed above or enclosed herewith may be considered forward-looking information. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, will be contained in a Form 8-K to be filed with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

                                               US AIRWAYS INVESTOR UPDATE

                         US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
                                                     December 1999
                                                                    Year-over-Year Percentage Change
                                                -------------------------------------------------------------------------
Selected Operating and Financial Statistics    November (Actual)   December     FY 1999      January 2000   February 2000
                                               ----------------    --------     -------      ------------   -------------
Available Seat Miles - Scheduled Service
  -Domestic                                           6.4 %          3.8 %         2.7 %          8.1 %          8.1 %
  -International                                      5.3            6.0          17.0            1.6            3.0
                                                      ---           ----          ----           ----            ---
Total                                                 6.3 %          4.1 %         4.2 %          7.3 %          7.5 %

Revenue Passenger Miles - Scheduled Service
  -Domestic                                           4.6 %         (0.4)%       (1.6) %          1.6 %          3.2 %
  -International                                     23.7           18.7          18.0            5.5            3.7
                                                     ----           ----          ----           ----           ----
Total                                                 6.6 %          1.6 %         0.5 %          2.0 %          3.3 %

Passenger Load Factor                                (0.2) points   (1.5) points  (2.6) points   (3.1) points   (2.6) points

Aviation Fuel
  -Cost of Aviation Fuel Per Gallon
     - Excluding Taxes                               51.1 %         80.7 %        14.0 %         87.3 %         95.4 %

  -Gallons of Aviation Fuel Consumed                  9.2            3.1           3.3            4.6            5.9



Fleet Additions
  -A319                                                 2              3            22              1             2
  -A320                                                 2              1            12              2             1
  -A330                                                 0              0             0              0             0
                                                       --             --            --             --            --
Total                                                   4              4            34              3             3



Fleet Retirements

  -B737-200                                             1              2             5              0            0
  -B727-200 - Shuttle*                                  1              5             8              0            0
  -DC9-30                                               2              7            16              1            0
                                                       --             --            --             --           --
Total                                                   4             14            29              1            0





*   These aircraft are operated by Shuttle, Inc., a wholly-owned subsidiary of US Airways Group, Inc.


Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist which could cause the actual results to differ materially from the results projected in such forward-looking information.
Additional information concerning the factors which could cause actual results to differ materially from the forward-looking information will be contained in a Form 8-K to be filed with the Securities and Exchange Commission.  US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.


                                                    US AIRWAYS FLEET PLAN

                           US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)

                                                        December 1999


                                                     Number of Aircraft: Year End 1999                  Estimated Fleet Count
                       Fleet Count   ---------------------------------------------------------------    ---------------------
                         as of
Fleet Type             11/30/1999    Average Seats    Average Age (yrs.)    Owned    Leased    Total        YE 2000   YE 2001

----------             ----------    -------------    ------------------    -----    ------    -----        -------   -------

A-330                      0                0               0.0               0         0         0             7        12
B767-200                  12              203              10.5               8         4        12            12         8
B757-200                  34              182               9.2              23        11        34            34        34
B727-200*                  9              163              26.8               4         0         4             0         0
B737-400                  54              144              10.0              19        35        54            54        54
MD-80                     31              141              17.8              15        16        31            31        19
B737-300                  85              126              12.7              11        74        85            81        72
B737-300 - MetroJet        0                0               0.0               0         0         0             4        13
B737-200 - MetroJet       45              115              17.0              39         3        42            42        42
B737-200                  16              108              19.4              17         0        17             0         0
DC9-30                    41              100              24.4              27         7        34            23         0
F-100                     40               97               9.0              36         4        40            40        40
A-320                     11              146               0.6               0        12        12            24        43
A-319                     25              120               0.6               0        28        28            66        96
                         ---              ---              ----             ---       ---       ---           ---       ---
Average Total Aircraft   403              130              12.7             199       194       393           418       433

Hushkit Program                             1999
as of 11/30/99          Stage 2          Compliance
---------------         -------          ----------

B737-200                   4             Stage 3/Retire
B727-200*                  6             Retire
DC9-30                     9             Retire


Airbus Deliveries
-----------------

    Contractual Ability
      as of 11/30/99          2000        2001        2002        2003        2004        2005        2006
    -------------------       ----        ----        ----        ----        ----        ----        ----
    A320 Family                 50          49          52          62          42          42          13
    A330                         7           5           2

*   These aircraft are operated by Shuttle, Inc., a wholly-owned subsidiary of US Airways Group, Inc.

Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist which could cause the actual results to differ materially from the results projected in such forward-looking information.
Additional information concerning the factors which could cause actual results to differ materially from the forward-looking information will be contained in a Form 8-K to be filed with the Securities Exchange Commission.  US Airwa ys assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.
